UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-09749
Lifetime Achievement Fund, Inc.
(Exact name of registrant as specified in charter)
15858 West Dodge Road
Suite 310
Omaha, NE 68118
(Address of principal executive offices)(zip code)
Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118
(Name and address of agent for service)
Registrant’s telephone number, including area code: (402) 330-1166
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Semi-Annual Report
June 30, 2008
(Unaudited)

Lifetime Achievement Fund

LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Roland R. Manarin

Aron Huddleston
SHAREHOLDER LETTER

Dear Shareholders,

Doom and gloom is thick, the market is low, recommendation: buy! That’s what I first wrote in August of 1982, when the Dow was at about 780. Today, the media is pounding the negative drumbeat day after day making us all feel depressed. This is reflected in the consumer sentiment survey which has recently hit lows not seen since January 1991, August 1982, May 1980, and December 1974, all of which were close to stock market bottoms. Most folks let their emotions make their investment decisions, which must be why there is currently $3.455 trillion in money market funds (losing purchasing power after taxes and inflation) according to the Investment Company Institute. The masses will continue to do the wrong thing, buying high and selling low. Much of this $3.455 trillion was, of course, chasing stocks during the late 1990’s tech boom buying at ridiculous valuations. In today’s environment, value stocks are trading at 12-13 times next year’s earnings (forward Price-to-Earnings ratio), which are bargains when you consider an interest rate of around 4% on ten-year treasury bonds. Price-to-Earnings ratios have historically displayed an inverse relationship with interest rates. This is commonly known as the Fed model, which would currently justify a P/E ratio of 20-25. And very importantly, all bear markets are followed by bull markets! In fact following the average bear market, the subsequent average bull market rose over 185%.

Performance Review

During the six months ended June 30, 2008, Lifetime Achievement Fund returned -14.10% (excluding sales load). The S&P 500® Index returned -11.91% and the MSCI World Index returned -10.57% over the same period.

In the Fund’s 2006 annual report shareholder letter, we wrote, “We’ve now had four years in a row of positive returns. DISCLAIMER- We will not average 20% a year every year. What do we see for 2007? First, we are still anticipating a market correction (probably brief, but could be up to 15%). However, we have no idea when it will happen.” A 15% correction at the time would have taken the Dow down to around 10,600, which we are still above currently. You may ask yourself, if you saw this coming, why didn’t you take action? The fact is that we did, we got a lot more conservative towards the end of 2006, however we will not move our long-term investments into cash and bonds. The derivative market has grown to over $600 trillion, and we don’t want to be left with claims on a worthless paper dollar if it really hit the fan. The price of long-term success is short-term volatility.

Portfolio Review

We have not added any new positions to the Fund so far this year. We have allocated fund inflows among our current holdings. We did take advantage of the market panic sell-off in January by increasing the Fund’s leverage by about 5%. There are many areas of the market that look attractive to us based on fundamental analysis. The recent market environment has put downward pressure on most securities, which has created an opportunity to buy bargains for investors with a long-term perspective. Our two gold funds, OCM Gold Fund and Franklin Gold and Precious Metals Fund-Class A, were the only two positive performers for the six months under review. Our investment strategy is one that does NOT “follow the crowd.” Right now the crowd is chasing commodity and material stocks, which we feel are in a bubble state. Our short-term performance has suffered, but we feel that we are positioned well for the long-run.

Our Outlook

The broad stock market has corrected by about 20% from the October 2007 highs, which is about the average performance for a recessionary time period. However, the funny thing is that we have yet to have any quarters show contraction of real GDP. We had strong growth of 4.9% in the third quarter of 2007, 0.6% in the fourth quarter, and 1.0% in the first quarter of 2008, and probably about 2% growth today. Remember, the official definition of a recession is two negative quarters of real GDP growth. The media wants you to believe that we are deep in a recession now. The market has already discounted the possibility into its current levels. We think this will be one of those times that people will kick themselves in hindsight for not staying in and buying more. We don’t know when, we just think that stocks will be at much higher levels in the future.

We think the best bargains are here in the good ol’ US of A. The dollar is weak and exports have been booming. The Fed has cut short-term rates and has been pumping out new money hand over fist. Washington is in the process of sending out fiscal stimulus checks. These actions will have positive consequences in the future: a higher stock market.

We feel forced to present you with the positives by the never-ending fear mongering that fills the financial media these days. We just want you to have the facts on hand to act as a sort of antidote to Wall Street’s poison. So, let’s look at some positives:

1) The Fed has cut the federal funds target rate to 2% and prime rate is 5%.

2) The money supply as measured by M2 has grown by over 6% compared to last year.

3)	We are getting fiscal stimulus from rebate checks and accelerated depreciation that encourages business spending.

4) We have record employment: there are more people working today than ever!

5) The unemployment rate is 5.5%, which is near its average of 5.6% since 1950.

6) Americans have near record net worth of $56 trillion.

7)	There is a near record amount of cash on the sidelines in money market funds that has the potential to come back into the stock market pushing prices higher.

8)	Corporate balance sheets are full of cash that is being used to buy back stock and to make acquisitions.

9) U.S. exports increased by 18.2% over last year.

10)	The housing market may be near the bottom as prices come down and builders have slowed new supply.

11) Mortgage rates are still low relative to history.

12)	In our opinion, financial companies have written off more than they needed to during the sub-prime crisis, so in the future they will show extra profits.

13)	The dollar, oil, and commodities are at bubble levels, when that corrects, inflation fears will turn into deflation fears.

14) Manufacturing is up, retail sales are up, savings are up, and tourism into the USA is booming.

15) Foreigners are investing aggressively in US stocks and real estate.

So, if you are still feeling down, turn off the TV, it will not help your investment decisions. It will only make you do something emotional; instead try to gain a little historical perspective. When you have felt nervous or scared in the past, it was probably a great time to have bought more stocks. We are committed to our long-term, common sense, buy the bargains investment philosophy. If you have not yet received the book, “Manarin on Money: A Real World Guide to Building and Maintaining Wealth,” you can buy one from www.manarinonmoney.com.

Peace and Goodwill,

Roland Manarin, President and Portfolio Manager

Aron Huddleston, Vice President and Assistant Portfolio Manager

The foregoing information reflects our analysis and opinions. The information is not a complete analysis of every aspect of any market, country, industry, security, or fund. Statements of fact are from sources considered reliable.

Portfolio composition will change due to ongoing management of the Fund. Specific securities and funds named in this letter may not currently be owned by the Fund, or the Fund’s position in these holdings may have changed.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of FINRA and SIPC.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)

For the Six Months Ended June 30, 2008

As a shareholder of the Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	January 1, 2008	June 30, 2008	1/1/08-6/30/08
Actual	$1,000.00	$859.00	$9.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.29	$10.79

* Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period).

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS
(Unaudited)

June 30, 2008

Please note that Lifetime Achievement Fund, Inc. has the NASDAQ symbol LFTAX.
Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of June 30, 2008

 AVERAGE ANNUAL TOTAL RETURNS*

			Since Inception
	1 Year	5 Year	(July 5, 2000)

Lifetime Achievement Fund with 2.50% sales load	(22.80)%	8.12%	0.40%

Lifetime Achievement Fund without 2.50% sales load	(20.83)%	8.66%	0.72%

MSCI World Index	(10.68)%	11.99%	1.79%

S&P 500® Index	(13.12)%	7.58%	(0.01)%

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund
SCHEDULE OF INVESTMENTS
(Unaudited)

June 30, 2008

Name of Security	Shares	Value
Mutual Funds: 105.8%
Alger Capital Appreciation Portfolio - Class A*†	1,338,108	$18,064,458
Alger Small Capitalization Portfolio - Class A*	1,638,172	10,418,774
Allianz NFJ Large Cap Fund - Class A	583,230	9,734,109
Delaware Group Equity Value Fund - Class A†	1,519,890	15,715,658
Franklin Balance Sheet Investment Fund - Class A	135,109	7,190,515
Franklin Gold and Precious Metals Fund - Class A	151,627	6,077,192
Franklin MicroCap Value Fund - Class A†	406,893	12,629,948
Franklin Mutual Discovery Fund - Class A†	497,546	14,374,112
Franklin Small Cap Value Fund - Class A†	340,536	13,379,647
John Hancock Classic Value - Class A†	909,586	15,353,816
OCM Gold Fund	230,299	5,087,295
Pioneer Mid-Cap Value Fund - Class A†	673,185	13,867,607
Polaris Global Value Fund	708,258	10,375,981
Templeton Growth Fund - Class A†	630,047	12,840,361
Wintergreen Fund	555,949	7,155,059

Total Mutual Funds (Cost $173,810,897)		172,264,532

Exchange Traded Funds: 6.7%
iShares Dow Jones US Home Construction Index Fund	336,600	4,806,648
iShares Russell 1000 Growth Index Fund	35,000	1,933,400
Ultra S&P 500 ProShares	68,200	4,203,848

Total Exchange Traded Funds (Cost $13,651,080)		10,943,896

Equity Securities: 5.9%
Information Technology: 0.2%
SoftBrands, Inc.*	371,575	379,006
Telecommunication Services: 5.7%
Level 3 Communications, Inc.*	3,150,000	9,292,500

Total Equity Securities (Cost $14,839,463)		9,671,506

Short-Term Investments: 0.3%
UMB Bank, n.a. Money Market Fiduciary ††	$512,744	$512,744

Total Short-Term Investments (Cost $512,744)		512,744

Total Investments: 118.7% (Cost $202,814,184)		193,392,678
Liabilities less Other Assets: (18.7)%		(30,478,711)

Net Assets: 100.0%		$162,913,967

Footnotes:

*	Non-income producing security.

†	As of June 30, 2008, all or portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $106,367,878 as of June 30, 2008. See Note 6 to the financial statements.

††	The short-term investment earns interest at variable rates. At June 30, 2008, the interest rate was 0.93%.

6          The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

June 30, 2008

Assets
Investments at value (cost $202,814,184)	$193,392,678
Receivable for fund shares sold	5,840
Interest and dividends receivable	241
Other assets	15,232

Total assets	193,413,991

Liabilities
Loan payable	30,000,000
Payable for fund shares redeemed	147,578
Distribution fees payable	105,699
Management fees payable	106,649
Interest payable	87,267
Directors’ fees payable	1,948
Chief Compliance Officer fees payable	4,508
Other accrued expenses	46,375

Total liabilities	30,500,024

Net assets	$162,913,967

Net assets consist of:
Paid-in-capital	$173,053,640
Undistributed net investment loss	(1,450,782)
Undistributed net realized gain on investments	732,615
Net unrealized depreciation on investments	(9,421,506)

Net assets	$162,913,967

Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	8,889,711

Net asset value and redemption price per share (net assets/shares outstanding)	$18.33

Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$18.80

The accompanying notes are an integral part of the financial statements.           7

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

Investment income
Dividends from mutual funds	$175,638
Interest	9,212
Other income	1,474

Total investment income	186,324

Expenses
Management fees	609,993
Interest expense	662,516
Distribution fees	203,331
Administrative and fund accounting fees	68,227
Professional fees	61,502
Transfer agent fees and expenses	49,918
Chief Compliance Officer expenses	27,350
Reports to shareholders	19,482
Federal and state registration fees	18,721
Custody fees	15,436
Directors’ fees	9,455
Miscellaneous expenses	6,075

Total expenses	1,752,006

Net investment loss	(1,565,682)
Net realized and unrealized gain/loss on investments
Change in unrealized appreciation/depreciation on investments	(24,108,905)

Net decrease in net assets resulting from operations	$(25,674,587)

8          The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	June 30,
	2008	Year Ended
	(Unaudited)	December 31, 2007

Decrease in net assets from operations
Net investment loss	$(1,565,682)	$(750,114)
Capital gain distributions from mutual funds	—	9,096,688
Net realized gain/loss on investments	—	4,255,209
Change in unrealized appreciation/depreciation on investments	(24,108,905)	(13,871,560)

Net decrease in net assets resulting from operations	(25,674,587)	(1,269,777)

Distributions
From capital gains	—	(12,475,092)

Capital share transactions
Proceeds from sale of shares	25,610,942	30,493,369
Proceeds from reinvestment of dividends	—	12,294,091
Redemption of shares	(6,313,109)	(7,152,596)
Redemption fees	44	687

Net increase from capital share transactions	19,297,877	35,635,551

Total increase (decrease) in net assets	(6,376,710)	21,890,682
Net assets
Beginning of period	169,290,677	147,399,995

End of period	$162,913,967	$169,290,677

Accumulated net investment income (loss)	(1,450,782)	114,900
Transactions in shares
Shares sold	1,282,264	1,270,870
Proceeds from reinvestment of dividends	—	572,617
Shares redeemed	(323,041)	(296,294)

Net increase	959,223	1,547,193

The accompanying notes are an integral part of the financial statements.           9

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

Increase/(Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(25,674,587)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(26,304,117)
Sales of short-term portfolio investments, net	256,175
Decrease in receivable for fund shares sold	15,106
Decrease in interest and dividend receivable	228,466
Decrease in other assets	261
Increase in payable for fund shares redeemed	141,953
Decrease in distribution fees payable	(2,753)
Decrease in management fees payable	(1,754)
Decrease in interest payable	(23,407)
Decrease in directors’ fees payable	(1,544)
Increase in Chief Compliance Officer fees	4,508
Increase in due to custodian	(2,285)
Decrease in other accrued expenses	(42,804)
Unrealized depreciation on investments	24,108,905

Net cash used for operating activities	(27,297,877)
Cash flows provided by (used for) financing activities Proceeds from sale of shares	25,610,942
Redemption of shares	(6,313,109)
Proceeds from redemption fees	44
Net cash provided by loan payable	8,000,000

Net cash provided by financing activities	27,297,877

Net increase/(decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

10          The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the
	Six Months Ended
	June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003

Selected per share data
Net asset value, beginning of period	$21.35		$23.09	$9.73	$8.78	$8.03	$5.97

Income from investment operations
Net investment loss(a)	(0.18)		(0.09)	(0.11)	(0.04)	(0.06)	(0.05)	(b)
Increase from reverse stock split(c)	—		—	9.73	—	—	—
Net realized and unrealized gain/loss on investments	(2.84)		0.05	4.59	0.99	0.81	2.11

Total from investment operations	(3.02)		(0.04)	14.21	0.95	0.75	2.06

Distributions and other
Less distributions from realized gains	$—		$(1.70)	$(0.85)	$—	$—	$—
Redemption fees(d)	—	(e)	— (e)	— (e)	—	—	—

	—		(1.70)	(0.85)	—	—	—

Net asset value, end of period	$18.33		$21.35	$23.09	$9.73	$8.78	$8.03

Total Return(f)	(14.10)	%(h)	(0.28)%	23.03%	10.82%	9.34%	34.51%
Ratios and supplemental data
Net assets, end of period (in thousands)	$162,914		$169,291	$147,399	$97,505	$76,025	$66,032
Ratio of expenses to average net assets
With expense reimbursement	2.15	%(g)	1.72%	1.80%	1.77%	1.59%	1.76%
Without expense reimbursement	2.15	%(g)	1.72%	1.80%	1.77%	1.59%	1.86%
Ratio of operating expenses (excluding interest expense) to average net assets
With expense reimbursement	1.34	%(g)	1.29%	1.39%	1.43%	1.46%	1.50%
Without expense reimbursement	1.34	%(g)	1.29%	1.39%	1.43%	1.46%	1.60%
Ratio of net investment loss to average net assets	(1.93)	%(g)	(0.45)%	(0.57)%	(0.52)%	(0.82)%	(0.73)	%(b)
Portfolio turnover rate	0	%(h)	9%	26%	28%	2%	3%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund’s expense ratio.

(b)	Net investment loss is net of expenses reimbursed by the Manager.

(c)	The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006. See Notes to the Financial Statements.

(d)	See Notes to the Financial Statements.

(e)	Less than $0.01 per share.

(f)	Total return represents aggregate total return and does not reflect a sales charge.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of the financial statements.           11

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

June 30, 2008

Lifetime Achievement Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds, including exchange-traded funds (“Other Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean of the last quoted bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the “Manager”), under the direction of the Board of Directors.

Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of January 1, 2008. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2008, in valuing the Fund’s assets:

		Other
	Investment	Financial
Valuation Inputs	in Securities	Instruments*

Level 1 — Quoted Prices	$193,392,678	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$193,392,678	—

*	Other financial instruments include futures, forwards and swap contracts, which are valued at unrealized appreciation/depreciation on the investment.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies as cash amounts on deposit with the Fund’s custodian. These amounts earn interest at variable interest rates. At June 30, 2008, the interest rate was 0.93%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of June 30, 2008, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$202,171,155

Gross Unrealized Appreciation	$21,560,334
Gross Unrealized (Depreciation)	(30,338,811)

Net Unrealized Depreciation on Investments	$(8,778,477)

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$193,622
Undistributed Long-Term Capital Gains	10,739

Accumulated Earnings	204,361
Accumulated Capital and Other Losses	—
Unrealized Appreciation	15,330,428

Total Accumulated Earnings (Deficit)	$15,534,789

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (continued)
(Unaudited)

June 30, 2008

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

	2007	2006

Distribution paid from:
Ordinary income	$1,115,512	$1,578,582
Long-term capital gains	11,359,580	3,657,133

Total Distributions	$12,475,092	$5,235,715

Financial Accounting Standards Board Interpretation No. 48 — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including passthrough entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund adopted the Interpretation in fiscal 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At June 30, 2008, the fiscal years 2005 through 2008 remain open to examination in the Fund’s major tax jurisdictions.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager expects the risk of loss to be remote.

3. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through December 31, 2008 to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings. For the period ended June 30, 2008, the Manager made no reimbursements to the Fund, nor did it waive any of its fees. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

The Fund paid $11,000 to unaffiliated directors during the period ended June 30, 2008. The Fund pays a portion of the salary of the Chief Compliance Officer. No other officer or director who is affiliated with the Manager currently receives any compensation from the Fund for acting as a director or officer of the Fund.

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities, were $26,304,117 and $0, respectively, for the period ended June 30, 2008.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor (the “Distributor”), personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund paid a total amount of $203,479 for distribution of Fund shares for the period ended June 30, 2008. Of this amount, payments totaling $197,056 have been made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan for the period ended June 30, 2008.

6. Loan and Pledge Agreement

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the “Loan Agreement”) with Custodial Trust Company, a subsidiary of JPMorgan Chase & Co. The Fund is permitted to borrow up to the lesser of 30% of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the period ended June 30, 2008, borrowings under the Loan Agreement were as follows:

Maximum
Amount
Weighted	Weighted			Borrowed
Average	Average	Number	Interest	During
Interest	Loan	of Days	Expense	the
Rate	Balance	Outstanding	Incurred	Period

4.46%	$29,889,503	182	$662,516	$30,000,000

7. Securities Lending

On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the “Securities Lending Agreement”) with JPMorgan Chase & Co. (the “Lending Agent”). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund’s normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (continued)
(Unaudited)

June 30, 2008

At June 30, 2008, the Fund had no securities on loan. For the period ended June 30, 2008, the Fund had no lending income.

8. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

9. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares held 90 days or less from their purchase date. Redemption fees are recorded by the Fund as a reduction of shares redeemed and as a credit to paid-in-capital. For the period ended June 30, 2008, the Fund received $44 in redemption fees.

10. Change in Independent Auditors

Based on the recommendation of the Audit Committee of the Fund, the Board of Directors has determined not to retain Grant Thornton LLP as the Fund’s independent auditor and voted to appoint Briggs, Bunting & Dougherty, LLP for the fiscal year ending December 31, 2008. During the two most recent fiscal years, Grant Thornton LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Grant Thornton LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the disagreement in their report.

Approval of Investment Advisory Agreement
(Unaudited)

The Board of Directors of the Fund met on February 18, 2008 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Manarin Investment Counsel, Ltd. (the “Adviser”). In approving the continuation of the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

1. Nature, Extent, and Quality of Services Provided.

The Board considered the nature, extent, and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board as requested and regulatory matters. The Board concluded that the services provided were extensive and high quality in nature.

2. Investment Performance of the Fund and Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser. The Board noted the Fund’s strong performance when compared to its benchmarks over longer time periods, and attributed such performance to the high quality services provided by the Adviser.

3. Costs of Services and Profits to be Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable, non-proprietary funds of funds. The Board noted that the Fund pays the Adviser an investment advisory fee of 0.75% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement. The Board determined that the advisory fee and total expense ratio were well within the range of fees charged by comparable funds. The Board also determined that the 0.75% advisory fee paid by the Fund to the Adviser is less than advisory fees paid by other accounts managed by the Adviser in a similar strategy and the total expense ratio continues to decrease. The Board noted that if the interest expense and cost of Fund borrowing were excluded, the Fund’s total expense ratio would be below both the median and average of comparable funds. The Board noted that the Adviser has agreed to waive its fee and/or reimburse expenses, other than the Adviser’s fee, 12b-1 fees and loan interest, to the extent such expenses exceed 0.50% of the Fund’s average daily net assets. In addition, the Board reviewed profitability information relating to the Adviser. In light of the foregoing, the Board concluded that the management fee and total expense ratio were reasonable.

4. Extent of Economies of Scale as the Fund Grows.

The Board noted that some funds of funds are able to implement economies of scale, usually in the form of breakpoints with regard to the management fee. It was noted that the Fund has no breakpoints because the Fund has a relatively small net asset base, making it difficult for the Adviser to offer such breakpoints. The Board also noted that the Adviser’s voluntary waiver of certain Fund expenses is a benefit to the Fund’s investors (although the waiver was not necessary in 2007). After reviewing the Fund’s fee structure, the Board concluded that at this time, there were no effective economies of scale to be shared by the Adviser at current asset levels.

The Board considered all these factors. In considering the Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Board and the independent directors that shareholders would receive favorable performance at reasonable fees and, therefore, approval of the Advisory Agreement was in the best interests of the Fund.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at 402-330-1166 or at its toll-free number 1-800-397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Form N-PX, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167, by visiting the Fund’s website at http://www.lifetimeachievementfund.com or on the SEC’s website at http://www.sec.gov.

BOARD OF DIRECTORS

David C. Coker	Roland R. Manarin	Dr. Mark H. Taylor

Dr. Bodo Treu	Jerry Vincentini

OFFICERS
Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President and Treasurer
Deborah Koch, Secretary and Chief Compliance Officer

LEGAL COUNSEL
Godfrey & Kahn, S.C.
Milwaukee, Wisconsin

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166

Item 2. Code of Ethics.
Not applicable to semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)	The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Not applicable to semi-annual reports.
(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.
(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lifetime Achievement Fund, Inc.
/s/ Roland R. Manarin
Roland R. Manarin, President
(Principal Executive Officer)
August 21, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
/s/ Roland R. Manarin
Roland R. Manarin, President
(Principal Executive Officer)
August 21, 2008
/s/ Aron D. Huddleston
Aron D. Huddleston, Vice President and Treasurer
(Principal Financial Officer)
August 21, 2008